UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2024

HORIZON KINETICS HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-13458	84-0920811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

470 Park Ave S.
New York, New York		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 291-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 28, 2024, Horizon Kinetics Holding Corporation (the “Company”) issued financial statements of Horizon Kinetics, LLC as of and for the three and six months ended June 30, 2024 and 2023, the related Management’s Discussion and Analysis of Financial Condition and Results of Operations, and the related pro forma financial statements, which are attached hereto as Exhibits 99.1 and 99.2.

The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Horizon Kinetics Financial Statements for the Three and Six Months Ended June 30, 2024 and 2023, and related Management's Discussion and Analysis of Financial Condition and Results of Operations
99.2	Unaudited Pro Forma Financial Statements
104	Cover page interactive data file (embedded within the inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained herein, including statements regarding the Company’s future financial position and results of operations, liquidity, business strategy and plans and objectives of management for future operations, are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs as a combined company.

Important factors that could cause actual results to differ from those in the forward-looking statements include the possibility that anticipated benefits from the merger will not be realized, or will not be realized within the expected time period; and disruption from the merger making it more difficult to maintain business and operational relationships; among other risks.

Further information on risks we face is contained in our filings with the SEC, including our Form 10-K for the fiscal year ended December 31, 2023 and our Form 10-Q for the fiscal quarters ended June 30, 2024 and March 31, 2024, and the definitive proxy statement dated May 13, 2024. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON KINETICS HOLDING CORPORATION

Date:	August 28, 2024	By:	/s/ Jay Kesslen
Jay Kesslen General Counsel